UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2011
SRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code): (703) 803-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events
     As previously reported, SRA International, Inc. (“SRA” or the “Company”) has entered into an Agreement and Plan of Merger, dated as of March 31, 2011 (the “Merger Agreement”), with Sterling Parent Inc., which is beneficially owned by Providence Equity Partners L.L.C., and Sterling Merger Inc., a wholly owned subsidiary of Sterling Parent Inc. (“Parent”), pursuant to which (and subject to the conditions set forth therein) Sterling Merger Inc. would merge with and into SRA, with SRA as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).
     On July 14, 2011, in the previously-disclosed action pending in the United States District Court for the Eastern District of Virginia, Sinioukov v. SRA Int’l, Inc., et al., No. 1:11cv447 (E.D. Va.), the court denied the plaintiff’s motion to lift the stay imposed by the court on May 20, 2011 and refused to enjoin the special meeting of stockholders of the Company in respect of the Merger (the “special meeting”) from proceeding. The special meeting is scheduled to occur on July 15, 2011.
     The information in this Item 8.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will be deemed to be incorporated by reference into the Company’s Schedule 14A, as amended, initially filed with the Securities and Exchange Commission on April 18, 2011.
Forward-Looking Statements
     Any statements in this report about future expectations, plans, and prospects for SRA, including statements about the Merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Company’s actual results to differ materially from the results the Company anticipates include, but are not limited to: (i) the inability to complete the Merger by an affiliate of Providence due to the failure (a) to obtain the requisite stockholder approvals for the Merger contemplated by the Merger Agreement; (b) to satisfy other conditions to the completion of the Merger contemplated by the Merger Agreement; or (c) to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; (ii) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against the Company and others relating to the Merger; (iii) the occurrence of any other event, change or circumstance that could give rise to a termination of the Merger Agreement; (iv) the fact that, if the Merger is not consummated due to a breach of the Merger Agreement by the affiliates of Providence that are parties to the Merger Agreement, SRA’s remedy may be limited to receipt of a termination fee of $112.9 million, and if the Merger is not consummated under certain circumstances, SRA is not entitled to receive any such termination fee; (v) if the Merger Agreement is terminated under specified circumstances, SRA may be required to pay an affiliate of Providence a termination fee of up to $47 million; (vi) the diversion of management’s attention from ongoing business concerns due to the announcement and pendency of the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships, operating results and business generally; (viii) the effect of the Merger Agreement’s contractual restrictions on the conduct of the Company’s business prior to the completion of the Merger; (ix) the possible adverse effect on the price of the Company’s common stock if the Merger is not completed in a timely matter or at all; (x) the amount of the costs, fees, expenses and charges related to the Merger; (xi) reduced spending levels and changing budget priorities of the Company’s largest customer, the United States federal government, which accounts for more than 95% of the Company’s revenue; (xii) failure to comply with complex laws and regulations, including but not limited to the False Claims Act, the Federal Acquisition Regulations, the Truth in Negotiations Act, the U.S. Government Cost Accounting Standards and the Foreign Corrupt Practices Act; (xiii) possible delays or overturning of the Company’s government contract awards due to bid protests, loss of contract revenue or diminished opportunities based on the existence of organizational conflicts of interest or failure to perform by other companies on which the Company depends to deliver products and services; (xiv) security threats, attacks or other disruptions on the Company’s information infrastructure, and failure to comply with complex network security and data privacy legal and contractual obligations or to protect sensitive information; (xv) inability or failure to adequately protect the Company’s proprietary information or intellectual property rights or violation of third party intellectual property rights; (xvi) potential for significant economic or personal liabilities resulting from failures, errors, delays or defects associated with products, services and systems the Company supplies; (xvii) adverse changes in federal government practices; (xviii) appropriation uncertainties; (xix) price reductions, reduced profitability or loss of market share due to intense competition, including for U.S. government contracts or recompetes, and commoditization of services the Company offers; (xx) failure of the customer to fund a contract or exercise options to extend contracts, or the Company’s inability to successfully execute awarded contracts; (xxi) any adverse results of audits and investigations conducted by the Defense Contract Audit Agency or any of the Inspectors General for various agencies with which the Company contracts, including, without limitation, any determination that the Company’s contractor management information systems or contractor internal control systems are deficient; (xxii) difficulties accurately estimating contract costs and contract performance requirements; (xxiii) challenges in attracting and retaining key personnel or high-quality employees, particularly those with security clearances; (xxiv) failure to manage acquisitions or divestitures successfully (including identifying and valuating acquisition targets and integrating acquired companies), losses associated with divestitures or the Company’s inability to enter into divestitures at attractive prices and on desired timelines; (xxv) inadequate insurance coverage; and (xxvi) pending litigation and any resulting sanctions, including but not limited to penalties, compensatory damages or suspension or debarment from future government contracting.
     Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this report represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.
Important Additional Information
     In connection with the Merger, SRA filed a definitive proxy statement and other relevant documents, including a form of proxy card, with the SEC on June 15, 2011. Investors are urged to read the proxy statement and any other documents filed with the SEC in connection with the Merger or incorporated by reference in the proxy statement because they contain important information.
     Investors can obtain these documents free of charge at the SEC’s web site ( www.sec.gov). In addition, documents filed with the SEC by SRA are available free of charge from SRA International, Inc., c/o Investor Relations, 4350 Fair Lakes Court, Fairfax, VA 22033, or by telephone at 703.502.7731 or by email to Investor@sra.com.
     The directors, executive officers and certain other members of management and employees of SRA may be deemed “participants” in the solicitation of proxies from stockholders of SRA in favor of the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of SRA in connection with the proposed acquisition are set forth in the proxy statement and the other relevant documents filed with the SEC. You can find information about SRA’s executive officers and directors in its Annual Report on Form 10-K for the year ended June 30, 2010 and in its definitive proxy statement filed with the SEC on June 15, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.
Date: July 14, 2011	By:	/s/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel